                                                                 Exhibit (d)(24)



                     FIRST AMENDMENT TO AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                         INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST

                                       AND

                              ING INVESTMENTS, LLC

                                              ANNUAL INVESTMENT MANAGEMENT FEE
                                              --------------------------------
SERIES*                                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------
ING Principal Protection Fund           Offering Phase                       0.25%
                                        Guarantee Period                     0.80%
                                        Index Plus LargeCap Period           0.60%

ING Principal Protection Fund II        Offering Phase                       0.25%
                                        Guarantee Period                     0.80%
                                        Index Plus LargeCap Period           0.60%

ING Principal Protection Fund III       Offering Phase                       0.25%
                                        Guarantee Period                     0.80%
                                        Index Plus LargeCap Period           0.60%

ING Principal Protection Fund IV        Offering Phase                       0.25%
                                        Guarantee Period                     0.80%
                                        Index Plus LargeCap Period           0.60%

ING Principal Protection Fund V         Offering Phase                       0.25%
                                        Guarantee Period                     0.80%
                                        Index Plus LargeCap Period           0.60%

ING Principal Protection Fund VI        Offering Phase                       0.25%
                                        Guarantee Period                     0.80%
                                        Index Plus LargeCap Period           0.60%

ING Principal Protection Fund VII       Offering Phase                       0.25%
                                        Guarantee Period                     0.80%
                                        Index Plus LargeCap Period           0.60%


* This Schedule A to the Investment Management Agreement will be effective with respect to the Series upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Series.

                                              ANNUAL INVESTMENT MANAGEMENT FEE
                                              --------------------------------
SERIES*                                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------
ING Principal Protection Fund VIII       Offering Phase                      0.25%
                                         Guarantee Period:
                                            -  Equity Component              0.80%
                                            -  Fixed Component               0.55%
                                            -  ETF & Futures Strategy
                                               in lieu of Equity Strategy    0.55%
                                         Index Plus LargeCap Period          0.60%

ING Principal Protection Fund IX         Offering Phase                      0.25%
                                         Guarantee Period:
                                            -  Equity Component              0.80%
                                            -  Fixed Component               0.55%
                                            -  ETF & Futures Strategy
                                               in lieu of Equity Strategy    0.55%
                                         Index Plus LargeCap Period          0.60%


* This Schedule A to the Investment Management Agreement will be effective with respect to the Series upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Series.